Exhibit 32.2

PROGRESSIVE CARE INC.

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO

18 U.S.C SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Progressive Care Inc. (“Progressive Care”) on Form 10-K for the year ended December 31, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Cecile Munnik, Chief Financial Officer of Progressive Care Inc., certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 30, 2023

/s/ Cecile Munnik
Cecile Munnik Chief Financial Officer
(Principal Financial and Accounting Officer)